Fees and Expenses - Onchain Economy ETF	Jul. 10, 2025
Prospectus [Line Items]
Other Expenses, New Fund, Based on Estimates [Text]	"Other Expenses" are based on estimated amounts for the current fiscal year.
Operating Expenses Caption [Optional Text]	The “Annual Fund Operating Expenses” and “Expense Example” tables (including the related footnotes) as included under the Fund’s “Summary Information” section of the Prospectus are hereby deleted and replaced with the following: Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Expense Example [Heading]	EXPENSE EXAMPLE
Expense Example Narrative [Text Block]
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

Expense Example by, Year, Caption [Text]	The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example, No Redemption, By Year, Caption [Text]	The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: